REVENUE	12 Months Ended
Dec. 31, 2019
Revenue [abstract]
REVENUE [Text Block]

17. REVENUE

	Year Ended
	December 31	December 31
Revenue by product	2019	2018

Concentrate sales	$76,219	$111,052
Provisional pricing adjustments	806	228
Total revenue from concentrate sales	77,025	111,280
Dore sales	44,699	39,229
Total revenue	$121,724	$150,509

Provisional pricing adjustments on sales of concentrate consist of provisional and final pricing adjustments made prior to the finalization of the sales contract.  The Company's sales contracts are provisionally priced with provisional pricing periods lasting typically one to three months with provisional pricing adjustments recorded to revenue as market prices vary.  As at December 31, 2019, a 10% change to the underlying metals prices would result in a change in revenue and accounts receivable of $1,081 (2018 - $904) based on the total quantities of metals in sales contracts for which the provisional pricing periods were not yet closed.